ASSET PURCHASE AGREEMENT

between

INLAND FIBER GROUP, LLC,

AMERICAN FOREST RESOURCES, LLC

and

RICHARD L. WENDT

Dated as of August 14, 2006

CONTENTS

ARTICLE I - PURCHASE OF ASSETS AND ASSUMPTION OF
SPECIFIED LIABILITY

1

1.1

Purchase of Assets

1

1.1.1

Equipment

2

1.1.2

Real Property

2

1.1.3

Leases

2

1.1.4

Permits

2

1.1.5

Books and Records

3

1.1.6

Timber Interests

3

1.1.7

Contracts

3

1.2

Liabilities

3

1.2.1

Taxes

3

1.2.2

Litigation

4

1.2.3

Affiliates

4

1.2.4

Indebtedness

4

1.3

Consideration

4

1.4

Allocation of Purchase Price

4

1.5

Closing

4

1.5.1

Closing

4

1.5.2

Seller's Deliverables at Closing

4

1.5.3

Purchaser's Deliverables at Closing

5

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF SELLER

6

2.1

Organization; Good Standing

6

2.2

Authorization; Binding Effect

6

2.3

No Conflicts

7

2.4

Consents and Approvals

7

2.5

Claims and Legal Proceedings

7

2.6

Taxes

8

2.7

Real Property

9

2.8

Equipment

9

2.9

Leases and Contracts

9

2.10

Permits

9

2.11

Applicable Laws

10

2.12

Environmental and Safety Matters

10

2.13

Title to Assets

12

2.14

Conduct of Business

13

2.15

Timber Harvesting

13

2.16

WARN Act

15

2.17

Financial Statements

15

2.18

Insurance

15

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2.19

Disclosure

15

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF PURCHASER

16

3.1

Capacity

16

3.2

Binding Effect

16

3.3

No Conflicts

16

3.4

Consents and Approvals

17

3.5

Purchaser’s Knowledge

17

ARTICLE IV - OTHER COVENANTS AND AGREEMENTS

18

4.1

No-Shop

18

4.2

Covenants to Satisfy Conditions; Further Action

18

4.3

Other Cooperation After Closing

18

4.4

Seller Duties

19

4.5

Books and Records

20

4.6

Regulatory and Other Authorizations; Consents

20

4.7

Tax Matters

20

4.8

Oregon Forest Practices Act.

20

4.9

Title Issues

21

4.10

Non-Solicitation Waiver

22

ARTICLE V - CONDITIONS PRECEDENT

22

5.1

Conditions Precedent to Obligations of Purchaser

22

5.1.1

Representations and Warranties; Covenants

22

5.1.2

Consents and Approvals

23

5.1.3

Additional Documents

23

5.1.4

No Adverse Changes

23

5.1.5

Bankruptcy Court Approval

23

5.1.6

No Injunction or Litigation

23

5.1.7

Related Transactions

24

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5.2

Conditions Precedent to Obligations of Seller

24

5.2.1

Representations and Warranties; Covenants

24

5.2.2

Additional Documents

24

5.2.3

No Injunction or Litigation

24

5.2.4

Bankruptcy Court Approval

25

5.2.5

Governmental Approvals

25

5.2.6

Related Transactions

25

ARTICLE VI – TAXES; EXPENSES; APPORTIONMENT

25

6.1

Transfer Taxes; Expenses; Pro-ration

25

6.1.1

Transfer Taxes

25

6.1.2

Expenses

25

6.1.3

Pro-ration

25

ARTICLE VII – INDEMNITY

26

7.1

Survival

26

7.2

Seller Indemnification Obligation

26

7.3

Purchaser Indemnification Obligation

27

7.4

Additional Indemnification Provisions

27

7.4.1

Threshold Basket

27

7.4.2

Maximum Indemnity Liability

27

7.4.3

Exceptions

27

7.4.4

AFR Guarantee

28

ARTICLE VIII – GENERAL

29

8.1

Default; Termination

29

8.1.1

Default by Seller

29

8.1.2

Default by the Purchaser

29

8.1.3

Termination

29

8.2

Modification and Waiver

30

8.3

Construction

30

8.4

Severability

30

8.5

Applicable Law

31

8.6

Parties in Interest; Assignment

31

8.7

No Third-Party Beneficiaries

31

8.8

Notices

31

8.9

Entire Understanding

32

8.10

Counterparts

32

8.11

Time is of the Essence

33

8.12

Broker Commissions

33

8.13

Confidentiality

33

8.14

Further Assurances

34

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SCHEDULES

Section
Equipment	1.1.1
Real Property	1.1.2
Leases	1.1.3
Permits	1.1.4
Timber Interests	1.1.6
Contracts	1.1.7
Fair Market Value of Assets	1.4
Third-Party Timber Rights	2.13
Permitted Exceptions	4.9

DISCLOSURE MEMORANDUM

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EXHIBITS
Bill of Sale and Assignment	A
Assignment and Assumption Agreement	B
Timber Warranty Deed	C-1
Timber Quitclaim	C-2
Statutory Warranty Deed	D
AFR Balance Sheet	E

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INDEX OF DEFINED TERMS
Defined Terms	Section Reference
Additional Exceptions	Section 4.9
AFR	Introductory Paragraph
AFR Agreement	Recital B
AFR Balance Sheet	Section 2.17
Agreement	Introductory Paragraph
Assets	Section 1.1
Assumption Agreement	Section 1.5.2(c)
Bankruptcy	Recital C
Bill of Sale	Section 1.5.2(b)
Business	Recital A
Cash Payment	Section 1.3
Claim	Section 2.5
Closing	Section 1.5.1
Code	Section 1.4
Contracts	Section 1.1.7
Deeds	Section 1.5.2(e)
Disclosure Memorandum	Article II Introductory Paragraph
Effective Date	Introductory Paragraph
Encumbrance	Section 1.1
Environmental and Safety Law	Section 2.12(f)
Equipment	Section 1.1.1
Excess Harvest	Section 2.15
Facilities	Section 2.11
Financial Statements	Section 2.17
Governmental Body	Section 2.3
Harvest Account	Section 2.15
Hazardous Materials	Section 2.12(f)
including	Section 8.3
knowledge	Article II Introductory Paragraph
Leases	Section 1.1.3
Leased Real Property	Section 1.1.3
Losses	Section 7.2
Off-site Locations	Section 2.12(f)
Permits	Section 1.1.4
Permitted Exceptions	Section 4.9
Plan of Reorganization	Recital D
Purchase Price	Section 1.3
Purchaser	Introductory Paragraph
Purchaser Indemnified Parties	Section 7.2
Real Property	Section 1.1.2
Related Agreements	Section 1.5.2(d)
Related Transactions	Section 5.1.7
Seller	Introductory Paragraph
Surviving Representations and Warranties	Section 7.1
Seller Indemnified Parties	Section 7.3
Tax	Section 2.6
Timber Conveyance	Section 1.5.2(d)
Timber Interests	Section 1.1.6
Title Commitments	Section 4.9
Title Company	Section 1.5.1
Title Policy	Section 4.9
Title Update	Section 4.9
TRS	Recital B
TRS Agreement	Recital B
WARN Act	Section 2.16

-vi-

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this "Agreement") is entered into as of August 14, 2006 (the “Effective Date”) by and between RICHARD L. WENDT ("Purchaser") and INLAND FIBER GROUP, LLC, a Delaware limited liability company ("Seller").  American Forest Resources, LLC, a Delaware limited liability company (“AFR”) is also a signatory to this Agreement but only to evidence its agreement to its obligations under Section 2.15 and Article VII below.

RECITALS

A.

Seller is engaged in the business of growing and harvesting timber and selling logs, standing timber, and related by-products to third party wood processors (the "Business").

B.

Contemporaneously with this Agreement, Purchaser is entering into an Asset Purchase Agreement with AFR to purchase certain timberland owned by AFR (the “AFR Agreement”) and an Asset Purchase Agreement with Timber Resource Services, LLC (“TRS”) to purchase certain tangible personal property related to the operation of the Business (the “TRS Agreement”).

C.

Seller is currently or will shortly file for protection under Chapter 11 of Title 11 of the United States Tax Code (the "Bankruptcy") and will have no operations or assets upon the exit from the Bankruptcy.

D.

Seller wishes to sell to Purchaser, and Purchaser wishes to purchase from Seller, all of the assets of Seller that relate to the Business, as more fully described herein, pursuant to, and as contemplated by, the Seller's plan of reorganization in the Bankruptcy (the "Plan of Reorganization").

AGREEMENT

In consideration of the terms hereof, the parties agree as follows:

ARTICLE I - PURCHASE OF ASSETS AND
ASSUMPTION OF SPECIFIED LIABILITIES

1.1

Purchase of Assets

Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser, good and marketable title free and clear of any lien, mortgage, pledge, deed of trust, or security interest, other than liens for real property taxes due but not yet payable (each an "Encumbrance"), and Purchaser shall purchase and acquire from Seller, all right, title and interest in and to all of the following assets (collectively the "Assets"):

1.1.1

Equipment

All machinery, equipment, spare parts, furniture, fixtures, computer hardware, leasehold improvements and other tangible personal property described in Schedule 1.1.1 or that is used in the Business, located in the State of Oregon, and owned by Seller (collectively, the "Equipment"), and all rights of Seller to the warranties received from manufacturers and distributors and any related claims, credits, rights of recovery and setoffs with respect to such Equipment.

1.1.2

Real Property

All real property owned by Seller in the State of Oregon, consisting of approximately 162,521 acres, more or less, together with all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto (collectively, the "Real Property").  The Real Property (other than the Sort Yard, Seed Orchard and Nursery Property located in Klamath County) is shown generally on the following maps, which depict the combined holdings of Seller and AFR:  (i) Oregon Ownership Northwest, prepared by Timber Resource Services, LLC, dated August 4, 2006 (File No. T:\Planning Dept. Projects\KFTrFrmSale\GIS\KFTrFrmNW.mxd), (ii) Oregon Ownership Northeast, prepared by Timber Resource Services, LLC, dated August 4, 2006 (File No. T:\Planning Dept. Projects\KFTrFrmSale\GIS\KFTrFrmNE.mxd), (iii) Oregon Ownership West and a bit of California, prepared by Timber Resource Services, LLC, dated August 4, 2006 (File No. T:\Planning Dept. Projects\KFTrFrmSale\GIS\KFTrFrmW.mxd), and (iv) Oregon Ownership East, prepared by Timber Resource Services, LLC, dated August 4, 2006 (File No. T:\Planning Dept. Projects\KFTrFrmSale\GIS\KFTrFrmE.mxd) (collectively, the “Property Map”) and is legally described on Schedule 1.1.2.  To the extent Schedule 1.1.2 fails to legally describe all of the Real Property, Schedule 1.1.2 shall be revised to include all of the Real Property.

1.1.3

Leases

All of Seller's right, title, and interest under the leases described on Schedule 1.1.3 (the "Leases").  The premises leased to Seller pursuant to the Leases is sometimes referred to herein as the "Leased Real Property."

1.1.4

Permits

All governmental approvals, authorizations, consents, licenses, orders, registrations and permits of all Governmental Bodies related to the ownership and operation of the Assets and the Business (the "Permits"), to the extent actually assignable or transferable, set forth in Schedule 1.1.4.

1.1.5

Books and Records

All data and records related to the Assets and the Business, including production reports and records, service and warranty records, equipment logs, operating guides and manuals, including the software programs necessary to access such data and records.

1.1.6

Timber Interests

All of Seller's right, title, and interest to receive deliveries of, cut, harvest, transport or sell timber, logs and like property or products from or on property other than the Real Property, including any property owned by AFR in the State of Oregon and other affiliates of Seller (collectively, the "Timber Interests"), including, without limitation, those Timber Interests described on Schedule 1.1.6.

1.1.7

Contracts

All of Seller's right, title, and interest under the contracts described on Schedule 1.1.7 (the "Contracts").

1.2

Liabilities

Except as expressly provided herein, Purchaser shall not assume any liabilities of Seller whatsoever, whether known or unknown, disclosed or undisclosed, accrued or hereafter arising, absolute or contingent, and Seller shall maintain responsibility for all such liabilities.  Without limiting in any way the foregoing, it is expressly understood that Purchaser is not assuming the following liabilities of Seller:

1.2.1

Taxes

Any liabilities for Taxes, either accruing or relating to periods (or portions thereof) ending on or prior to the Closing or based on or arising out of the sale and purchase provided herein.

1.2.2

Litigation

Any claim, judgment, penalty, settlement agreement or other obligation to pay damages or an action for equitable relief in respect of any action, suit or proceeding that is pending or was resolved on or prior to the Closing, including any claim pertaining to the Bankruptcy, or any claim (whether arising from monies owed, wrongful termination claims, COBRA obligations, wage and hour claims, discrimination or harassment claims or otherwise) arising from any person employed by Seller or its affiliates at any time prior to Closing.

1.2.3

Affiliates

Any liability, contract, obligation or other relationship between Seller and any person or entity affiliated with Seller.

1.2.4

Indebtedness

Any obligation of Seller to pay monies to any person, except for (a) real property taxes accruing following the Closing with respect to the Assets and (b) as expressly required under the Contracts, Permits and Leases.

1.3

Consideration

The aggregate consideration for the Assets (the "Purchase Price") is Eighty Three Million Dollars ($83,000,000.00) to be paid at the Closing by Purchaser to Seller by wire transfer of immediately available funds to an account designated in writing by the Seller (the "Cash Payment").

1.4

Allocation of Purchase Price

The parties agree to utilize the fair market values set forth in Schedule 1.4 for the purpose of allocating the Purchase Price paid hereunder for the Assets for federal, state, local and other tax purposes, which allocation shall be in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, as in effect from time to time (the "Code").  Each party agrees to report the federal, state, local and other tax consequences of the transactions contemplated by this Agreement in a manner consistent with such allocation and shall not take any position inconsistent therewith upon examination of any tax return, in any refund claim, or in any litigation, investigation or otherwise.

1.5

Closing

1.5.1

Closing

The purchase and sale of the Assets and other transactions contemplated hereby shall take place in escrow at a closing (the "Closing") to be held at the offices of AmeriTitle, 300 Klamath Avenue, Klamath Falls, Oregon, 97601 ("Title Company"), on the later of (a) October 4, 2006 or (b) three (3) business days following the satisfaction or waiver of all the conditions to Closing set forth in Sections 5.1.2, 5.1.5, 5.2.4, 5.2.5 but in no event shall Closing be later than January 31, 2007.  The sale and purchase of the Assets shall be deemed for all purposes to have taken place as of 12:01 a.m. on the Closing.

1.5.2

Seller's Deliverables at Closing

At the Closing, Seller shall deliver or cause to be delivered to the Purchaser:

(a)

a receipt for the Cash Payment;

(b)

an executed Bill of Sale in substantially the form attached hereto as Exhibit A, pursuant to which Seller will convey the Assets (other than the Leases, Contracts, Permits, the Real Property, and the Timber Interests) to Purchaser and Purchaser will assume the obligations of Seller arising after the Closing with respect to the Assets conveyed thereby (the "Bill of Sale") and other such instruments executed by Seller as may reasonably be requested by the Purchaser to transfer title to the Assets to the Purchaser;

(c)

executed counterparts of the Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit B, pursuant to which Seller will assign the Leases, Contracts, Permits and Timber Interests (to the extent the Timber Interests are contractual in nature) to Purchaser and Purchaser will assume the obligations of Seller arising after the Closing under the Leases, Contracts, Permits and Timber Interests (the "Assumption Agreement");

(d)

executed Timber Warranty Deeds conveying to Purchaser all Timber Interests of record in any County in Oregon, substantially in the form attached hereto as Exhibit C-1 (the "Timber Warranty Deeds");

(e)

executed Timber Quitclaims releasing to Purchaser any interest Seller may have in any timber located on the lands of AFR to the extent not conveyed pursuant to the Timber Warranty Deeds, substantially in the form attached hereto as Exhibit C-2 (the "Timber Quitclaims");

(f)

executed Statutory Warranty Deeds in substantially the form attached hereto as Exhibit D conveying the Real Property to Purchaser, subject only to the Permitted Exceptions (as hereinafter defined) (the "Deeds").  The Deeds, the Bill of Sale, the Assumption Agreement, the Timber Warranty Deeds and the Timber Quitclaims are sometimes referred to herein as the "Related Agreements";

(g)

the certificates and other documents required to be delivered pursuant to Section 5.1; and

(h)

consents to the assignment of Seller's interest in the Leases to Purchaser duly executed by the landlords thereunder, unless an order of the bankruptcy court having jurisdiction over the Bankruptcy makes such consents unnecessary.

1.5.3

Purchaser's Deliverables at Closing

At the Closing, the Purchaser shall deliver to Seller or third parties on behalf of Seller:

(a)

the Cash Payment, disbursed as set forth in Section 1.3, by wire transfer in immediately available funds;

(b)

an executed counterpart to each Related Agreement to which Purchaser is a party; and

(c)

the certificates and other documents required to be delivered pursuant to Section 5.2.

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF SELLER

To induce Purchaser to enter into and perform this Agreement and the Related Agreements, and except as is otherwise set forth in the disclosure memorandum hereto (the "Disclosure Memorandum"), which shall constitute in their entirety a representation and warranty under this Article II, Seller represents and warrants to Purchaser as of the date of this Agreement and as of the Closing as follows in this Article II.  All references to the term “Seller” in this Article II shall also mean any affiliated predecessor of Seller if the context of such reference relates to periods prior to Seller having taken title to the referenced Asset.  The term "knowledge" as used in this Article II with respect to Seller means the actual knowledge of Martin Lugus, Bob Broadhead, Cathy Gray, Bob Longo, John Rudey and Thomas C. Ludlow.

2.1

Organization; Good Standing

Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware, has the power and authority to own, operate or lease its properties and assets now owned, operated or leased by it and to carry on its business as currently conducted, and is duly qualified to do business in, and is in good standing in, the State of Oregon.

2.2

Authorization; Binding Effect

Seller has the power and authority to enter into and, subject to the confirmation of the Plan of Reorganization or entry of a bankruptcy court order approving this transaction, carry out its obligations under this Agreement and the Related Agreements.  The execution and delivery by Seller of this Agreement and the Related Agreements to which it is a party, and, subject to the confirmation of the Plan of Reorganization or entry of a bankruptcy court order approving this transaction, the performance of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Seller.  This Agreement has been duly executed and delivered by Seller, and constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as to the effect, if any, of the confirmation of the Plan of Reorganization or entry of a bankruptcy court order approving this transaction, and rules of law governing specific performance, injunctive relief, and other equitable remedies.  At the Closing, the Related Agreements shall be duly executed and delivered by Seller, and, subject to the confirmation of the Plan of Reorganization or entry of a bankruptcy court order approving this transaction, shall constitute legal, valid and binding obligations of Seller enforceable against it in accordance with the terms of such agreement, except as to the effect, if any of rules of law governing specific performance, injunctive relief, and other equitable remedies.

2.3

No Conflicts

The execution, delivery and, subject to the confirmation of the Plan of Reorganization or bankruptcy court order approving this transaction, performance by Seller of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate, conflict with, or result in any breach of, any provision of Seller's organizational documents or its limited liability company operating agreement; or (b) violate, conflict with, result in any breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any contract, agreement or judgment, decree, writ, order or injunction to which Seller is a party or by which it is bound; or (c) result in the creation of any Encumbrance on any of the Assets; or (d) violate any applicable law, statute, rule, ordinance or regulation of any Governmental Body (defined below); or (e) violate or result in the suspension, revocation, modification, invalidity or limitation of any Permits relating to the Business or the Assets; or (f) violate or give any other party rights of acceleration, amendment, termination or cancellation under any contract, agreement, judgment, decree, writ, order or injunction or other restriction to which Seller is a party or by which it is bound or which relates to the Business or the Assets.  "Governmental Body" means any federal, state, local or other court or governmental body, any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder, domestic or foreign.

2.4

Consents and Approvals

Except as expressly provided for herein, the execution, delivery and performance by Seller of this Agreement and the Related Agreements do not, and will not, require any consent, approval, exemption, authorization or other action by, or filing with or notification to, any Governmental Body or any other third party except as may be required by a Plan of Reorganization or bankruptcy court order approving this transaction.

2.5

Claims and Legal Proceedings

Except as set forth in Section 2.5 of the Disclosure Memorandum, there is not any action, suit, proceeding, audit, investigation or claim (each a "Claim") pending against Seller with respect to the Assets before or by any Governmental Body or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, nor is there any mediation or arbitration proceeding in process, and to the knowledge of Seller no event has occurred or circumstance exists that a reasonable person would, on the basis of objective criteria such as knowledge of damage to persons or property or receipt of notices or correspondence threatening or directed towards litigation, consider likely to give rise to or serve as a basis for the commencement of any Claim.  There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which Seller, with respect to the Assets, is a party; that involve the transactions contemplated herein; or that would or reasonably could be expected to have a material adverse effect upon the Assets.  No claim, action, proceeding or investigation is pending, which questions the validity of this Agreement or any of the Related Agreements or any action taken or to be taken by Seller hereunder or thereunder.

2.6

Taxes

Except to the extent such imposition might arise due to the failure of any portion of the Real Property to meet the stocking or species standards under the Oregon Forest Practices Act, Seller has not taken any action with respect to, changed the use of, or otherwise permitted any event to occur that would result in the Real Property being subject to the imposition of deferred or additional property taxes arising out of any change in use of the Real Property or the disqualification of the Real Property from any tax deferral or abatement programs.  Notwithstanding the foregoing, to Seller's knowledge no portion of the Real Property that is currently in any tax deferral or abatement program based on its use as forestland is subject to disqualification from such program due to its failure to meet the stocking or species standards under the Oregon Forest Practices Act.  All tax returns required to be filed by Seller with respect to the Assets and the Business have been duly and timely filed and all such tax returns are true, correct and complete in all material respects.  Seller has not sought nor is it the beneficiary of any extension of time within which to file a Tax return.  All Tax obligations of Seller with respect to the Assets and the Business or that are reflected on the Tax returns filed by Seller have been timely paid or are being contested in good faith.  Seller has no liability for any Tax obligations with respect to the Assets or the Business and no interest or penalties have accrued or are accruing with respect thereto, whether state, county, local or otherwise with respect to any periods prior to the Closing except those that will be paid in full through the Closing at the Closing or that, if not timely paid by Seller, could not result in (a) an Encumbrance on any of the Assets or (b) the commencement of a Claim against Purchaser.  There is no Claim pending or threatened in respect of any Taxes relating to the Assets or the Business, nor has any deficiency or claim for any such Taxes been proposed, asserted or threatened.  Seller has no Knowledge that any Governmental Body is likely to assess any additional Taxes for any period prior to the Closing.  Seller is not subject to a contract or agreement relating to the sharing, allocation or payment of, or indemnity for, Taxes.  Seller has not been a member of an affiliated group within the meaning of Internal Revenue Code Section 1504 (or any similar group defined under a similar provision of state, local or foreign law), and Seller has no liability for Taxes of any other person.  There are no liens on any of the Assets with respect to Taxes, other than liens for Taxes not yet due and payable.  For purposes of this Agreement, "Tax" or "Taxes" mean (i) all taxes, charges, fees, levies or other assessments, including income, excise, gross receipts, personal property, real property, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, severance, stamp, occupation, windfall profits, social security and unemployment or other taxes imposed by the United States or any agency or instrumentality thereof, any state, county, local or foreign government, or any agency or instrumentality thereof, and any interest or fines, and any and all penalties or additions relating to such taxes, charges, fees, levies or other assessments; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period (including any liability under Treasury Regulations Section 1.1502-6 or any comparable provision of law); and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

2.7

Real Property

To Seller’s knowledge, the Real Property and the Leased Real Property, the improvements thereon, and the use and operation thereof comply, in all material respects, with all zoning and building laws, ordinances, orders or requirements of any state, municipal or other governmental departments or agencies having jurisdiction against or affecting such property.

2.8

Equipment

The Equipment set out in Schedule 1.1.1 constitutes all machinery, equipment, spare parts, furniture, fixtures, computer hardware, leasehold improvements and other tangible personal owned by Seller and used in the operation of the Business, includes all the operating assets of Seller, and is sufficient, together with the Related Transactions, to permit Purchaser to conduct the Business in substantially the same manner as conducted by Seller prior to the Closing.

2.9

Leases and Contracts

The Leases and the Contracts constitute the only contracts, agreements, leases, rental agreements or other instrument or agreement to which Seller is a party or to which Seller has rights which relate to the Assets or operation of Business.  The Leases and the Contracts are valid, binding, and enforceable against Seller.  Seller is not now in default under any Lease or Contract in any material respect, and to the knowledge of Seller, no other party to any Lease or Contracts is in material default thereunder.  Seller has not given or received any notice of default or termination with respect to any Lease or Contract during the three-year period prior to the Effective Date.  There exist no contracts, obligations or arrangements between Seller and any affiliate of Seller with respect to the Assets or the Business.

2.10

Permits

All Permits that are required for the ownership and operation of the Assets and the Business as conducted during the three-year period prior to the Effective Date have been obtained by Seller and are in full force and effect and are listed on Schedule 1.1.4, except for such Permits which the failure to obtain, individually and in the aggregate, does not and reasonably could not be expected to have a material adverse effect on the Assets.  To Seller’s knowledge, Seller is and has been in compliance with all of the Permits, and Seller has not received any notice of any alleged violation (whether past or present and whether remedied or not) of, nor any threat of the suspension, revocation, modification, invalidity or limitation of, any Permit, nor is Seller aware of any basis for any claim of any such violation or any such threat.  All such Permits will be effectively assigned to Purchaser (to the extent legally assignable) without additional liability to Purchaser.  No Permit held by Seller or related to the Assets or the Business that is not assigned pursuant to this Agreement is required to own and operate the Assets or conduct the Business, as conducted during the three-year period prior to Effective Date.

2.11

Applicable Laws

Seller is in compliance with all currently existing, federal, state, local and foreign laws, rules, regulations, requirements, ordinances, decrees and orders applicable to the operation of the Facilities (defined below) and the Assets, except for such instances of noncompliance which, individually and in the aggregate, do not and reasonably could not be expected to have any materially adverse effect on the Assets or the Business.  Without limiting the foregoing, to Seller’s knowledge, Seller is in compliance with the Oregon Forest Practices Act (ORS 527.610 et seq.) and has no knowledge of any fines or obligations currently owing with respect to a failure to so comply, nor does Seller have knowledge (on the basis of objective criteria such as possession of notes or records or receipt of notices or correspondence threatening or discussing the possibility of any such fine), of any basis for the imposition of such fines or obligations.  Seller has not received any notice of any alleged violation (whether past or present and whether remedied or not), nor is Seller aware of any basis for any claim of any such violation, of any such laws, rules, regulations, requirements, ordinances, decrees and orders.  "Facilities" means the Real Property and the Leased Real Property and all plants, buildings, structures, improvements, machinery and equipment located thereon.  To Seller’s knowledge, Seller is not currently in violation of any applicable building or other law, ordinance or regulation in respect of the Facilities, except for such violations which, individually and in the aggregate, do not and could not reasonably be expected to have any material adverse effect on the Assets.  To Seller’s knowledge, there is no law, statute, rule, ordinance or regulation promulgated by any Governmental Body or any judgment that materially and adversely affects or could reasonably be expected to materially and adversely affect the ability of Purchaser to own or operate the Assets, Facilities or Business in the same manner as heretofore and currently owned or operated.

2.12

Environmental and Safety Matters

(a)

To Seller's knowledge, the Assets and the Facilities were in material compliance with Environmental and Safety Laws when Seller acquired the Assets and the Facilities and during its ownership of the Assets and the Facilities no third-party has caused the Assets and the Facilities to no longer be in material compliance with Environmental and Safety Laws.  Neither Seller nor any of its agents have caused the Assets and the Facilities to no longer be in material compliance with Environmental and Safety Laws, and Seller has received no notice or communication from any Governmental Body or any private citizen acting in the public interest alleging that any of the Assets or the Facilities is not in compliance with any Environmental and Safety Law.  Seller has provided to Purchaser complete copies of all environmental reports, studies, analyses or monitoring related to the Assets in the possession of Seller, all of which are listed in Section 2.12(a) of the Disclosure Memorandum.

(b)

There is no asserted Claim by any Governmental Body, person or entity alleging potential liability of Seller or any other party (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on, or resulting from the presence or release, or alleged presence or release, into the environment of any Hazardous Substance on, at or from the Assets or the Facility, that is pending or, to Seller's knowledge, threatened, in respect of any of the Assets or the Facilities.

(c)

Seller has not, and to Seller's knowledge, no other party has (i) treated, generated, stored or disposed of any Hazardous Materials on or at the Facilities or the Assets in violation of applicable law; (ii) released Hazardous Materials on, at or from the Assets or the Facilities in violation of applicable law; or (iii) transported Hazardous Materials to or from the Facilities or Assets in violation of applicable law prior to the Closing.

(d)

To Seller's knowledge, when Seller acquired the Real Property there were no, and during its ownership of the Real Property no third-party has caused or created any, known conditions, circumstances, activities, practices, events, plans or actions that could interfere with, or prevent the compliance or continued compliance with, or result in any liability under, any Environmental and Safety Law or which otherwise form the basis under any Environmental and Safety Law of any past, present or future Claims, based on or related to the manufacture, generation, processing, distribution, use, treatment, handling, storage, disposal, transport or abandoning of Hazardous Materials on, at, around or under the Assets, the Facilities or any Off-site Locations, or the emission, discharge, spill, migration, release, disposal or placing of Hazardous Materials, or the threat of the same, into the air, ground (surface and subsurface), water (surface and subsurface) and workplace on, at, around or under the Assets, the Facilities or any Off-site Locations.  Neither Seller nor any of its agents have caused or created any known conditions, circumstances, activities, practices, events, plans or actions that could interfere with, or prevent the compliance or continued compliance with, or result in any liability under, any Environmental and Safety Law or which otherwise form the basis under any Environmental and Safety Law of any past, present or future Claims, based on or related to the manufacture, generation, processing, distribution, use, treatment, handling, storage, disposal, transport or abandoning of Hazardous Materials on, at, around or under the Assets, the Facilities, or any Off-site Locations, or the emission, discharge, spill, migration, release, disposal or placing of Hazardous Materials, or the threat of the same, into the air, ground (surface and subsurface), water (surface and subsurface) and workplace on, at, around or under the Assets, the Facilities, or any Off-site Locations.

(e)

There are no facts known to Seller that would be material to an evaluation by Purchaser of the status of the Assets or the Facilities with respect to compliance with any Environmental and Safety Law, or conditions that now or in the future may require remedial action to achieve such compliance.

(f)

For purposes of this Agreement, the following definitions are used:

"Environmental and Safety Law" means any federal, state, local or other law, statute, rule, ordinance or regulation or any common law pertaining to public or worker health, welfare or safety of the Environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. § 6901 et seq.; the Federal Clean Air Act, 42 U.S.C. § 7401-7626; the Federal Water Pollution Control Act and Federal Clean Water Act of 1977, as amended, 33 U.S.C. § 1251 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § 135 et seq.; the Federal Environmental Pesticide Control Act, the Federal Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Federal Safe Drinking Water Act, 42 U.S.C. § 300(f) et seq.; the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C. § 11001 et seq.; and the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq.

"Hazardous Materials" means any hazardous or toxic substances, materials or wastes, including, but not limited to: those substances included in the definitions of "Hazardous Substances," "Hazardous Materials," "Toxic Substances," "Hazardous Waste," "Solid Waste," "Pollutant," or "Contaminant" in any environmental or safety law and the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq., and in the regulations promulgated pursuant to those laws; those substances listed in the United States Department of Transportation Table (49 C.F.R. § 172.101 and any amendments thereto); such other substances, materials and wastes which previously, currently or in the future are regulated or are classified as hazardous or toxic by any Governmental Body (defined below); and asbestos, polychlorinated biphenyls and oil and petroleum products or by-products.

"Off-site Locations" means any location where Hazardous Materials from the Assets or the Facilities were treated, handled, stored, disposed, transported or abandoned or to which Hazardous Materials from the Assets or the Facilities were emitted, discharged, spilled, migrated, released, disposed or placed.

2.13

Title to Assets

(a)

The Assets, together with the tangible personal property being acquired from TRS in connection with the Related Transactions, include all assets and rights owned or possessed by Seller related to the Business as it is presently conducted, and comprise all the tangible and intangible property necessary to conduct the Business as conducted by Seller during the three-year period prior to the Effective Date.  Seller has good title, and upon the Closing, Purchaser will acquire good and marketable title, to all the Assets, free and clear of all Encumbrances.  The Assets, including the Real Property, includes all of the tangible assets owned by Seller in the State of Oregon.

(b)

The Real Property consists of approximately 162,521 acres, more or less.

(c)

  The location of the Real Property is shown generally on the Property Map.

(d)

Schedule 2.13 sets forth the only contracts and understandings with, and the only existing or contingent rights of, any person, including without limitation American Forest Resources, LLC and any other affiliates of Seller, to currently or prospectively receive deliveries of, cut, harvest, remove, transport or sell timber, logs and like property or products from the Real Property (the “Third-Party Timber Rights”), whether by log delivery contracts, deeds sales or otherwise.  Seller is not now in default in any material respect under any contract, agreement or understanding with respect to the Third-Party Timber Rights, and to the knowledge of Seller, no other party under any contract, agreement or understanding with respect to the Third-Party Timber Rights, is in material default.

2.14

Conduct of Business

From and after the Effective Date until Closing, except as contemplated by the Plan of Reorganization or orders of a bankruptcy court with authority over Seller, Seller will operate the Business in accordance with its past practices and shall refrain from (a) making any material capital expenditures, except to the extent necessary to comply with law or to the extent that in Seller's reasonable judgment such action is necessary to protect the total value of the Assets or (b) taking any action that could be reasonably anticipated as having a material adverse impact on the total value of the Assets.  Notwithstanding anything to the contrary herein, Seller, its officers and directors, may take all such actions as are necessary or desirable to fulfill their fiduciary obligations as a debtor in possession in bankruptcy, but any such action that results in a material adverse impact to the total value of the Assets shall result in Purchaser having the rights set forth in Section 3.5 below.

2.15

Timber Harvesting

(a)

The aggregate amount of timber harvested by Seller and AFR in the State of Oregon prior to closing will not exceed 24.958 million board feet unless (a) this restriction is not approved by the bankruptcy court having jurisdiction over the bankruptcy of Seller or (b) Seller, AFR, or both are obligated to deliver timber in excess of such amount pursuant to certain log delivery agreements entered into prior to the Effective Date.  Seller and AFR shall not harvest any timber after October 4, 2006 unless (a) this restriction is not approved by the bankruptcy court having jurisdiction over the Bankruptcy or (b) Seller or AFR is obligated to harvest timber after such date in order to comply with certain log delivery agreements entered into prior to the Effective Date and disclosed in Schedule 1.1.7.

(b)

If for any reason Seller and AFR are required to harvest in excess of 24.958 million board feet in the State of Oregon or harvest logs in the State of Oregon after October 4, 2006 due to a delay in the Closing, Seller shall deposit all amounts received on account of timber harvested on the Real Property, which results in more than 24.958 million board feet being harvested in the State of Oregon (the "IFG Excess Harvest") into a segregated account (the "IFG Harvest Account").  Title in the IFG Harvest Account shall be held by Purchaser, unless this Agreement is terminated prior to Closing, in which case title to the IFG Harvest Account shall be deemed held by Seller.  Seller shall be entitled to withdraw from the IFG Harvest Account amounts reasonably necessary to pay the expenses of Seller and TRS associated with managing the IFG Excess Harvest, which expenses shall include only (i) direct costs associated with harvesting, scaling, and delivering logs, and costs of operating the Real Property including property taxes, fire dues, severance taxes, harvest taxes and (ii) reasonable indirect costs including personnel costs for employees in Oregon and overhead associated with operating the Business in Oregon but shall not include any administrative costs incurred outside of the State of Oregon.  At least thirty-six (36) hours prior to withdrawing any funds from the IFG Harvest Account, Seller shall provide, by facsimile sent to (541) 885-7467 (Attn: Craig Dittman), a written statement setting forth the amount to be withdrawn and a breakdown of the expenses for which it is being withdrawn.  Seller shall not deposit any funds other than those received on account of the IFG Excess Harvest in the IFG Harvest Account and may not withdraw any funds from the IFG Harvest Account except as expressly provided herein.  At Closing, the final amount owing to cover Seller’s expenses to conduct the IFG Excess Harvest shall be paid over to Seller, and Purchaser may thereafter withdraw all amounts held in the IFG Harvest Account for its own purposes.  At Closing, Seller shall provide to Purchaser records, certified to be complete and accurate, of all amounts deposited and withdrawn from the IFG Harvest Account, if any.  To the extent the IFG Excess Harvest is sourced by AFR, AFR will maintain harvest and expense records in a format mutually acceptable to AFR and Purchaser.  At or prior to closing, AFR and Purchaser will agree on an appropriate reduction to the purchase price under the AFR Agreement equal to the difference between (a) all amounts received on account of timber harvested other than on the Real Property, which resulted in more than 24.958 million board feet being harvested in the State of Oregon (the "AFR Excess Harvest") and (b) the expenses of AFR and TRS associated with managing the AFR Excess Harvest, which expenses shall include only (the “AFR Excess Harvest Expenses”):  (i) direct costs associated with harvesting, scaling, and delivering logs, and costs of operating the real property owned by AFR including property taxes, fire dues, severance taxes, harvest taxes and (ii) reasonable indirect costs including personnel costs for employees in Oregon and overhead associated with operating the Business in Oregon but shall not include any administrative costs incurred outside of the State of Oregon (without duplication for any such indirect costs paid from the IFG Harvest Account or due at Closing with respect to the IFG Excess Harvest).  AFR will maintain harvest and expense records in a format mutually acceptable to AFR and Purchaser.  At Closing, AFR shall provide to Purchaser records, certified to be complete and accurate, of all amounts received with respect to the AFR Excess Harvest and the AFR Excess Harvest Expenses.

2.16

WARN Act

Seller either (i) is not and has not been an “employer” or has not engaged in any “plant closing” or “mass layoff” as such terms are defined in the Worker Adjustment Retraining and Notification Act of 1988, as amended (the “WARN Act”) or any similar law or regulation promulgated by the State of Oregon, each within the 90 days prior to and including the Closing or (ii) has provided any notification required by the WARN Act or satisfied any severance liabilities, payroll sums and benefit amounts owed due to failure to provide such notice.

2.17

Financial Statements

Seller has delivered to Purchaser Seller's 2005 10-K Annual Report and Form 10-Q for the quarterly period ended March 31, 2006, both as filed with the U.S. Securities and Exchange Commission (the “Financial Statements”).  The Financial Statements fairly present the financial condition and the results of operations and cash flows of Seller as of the respective dates of the Financial Statements and for the periods referred to in the Financial Statements, all in accordance with generally accepted accounting principles, consistently applied for all periods covered by the Financial Statements.  Seller has no known material liability or obligation of any kind, whether absolute or contingent, accrued or unaccrued, disputed or undisputed, determinable or otherwise that is not set forth on the Financial Statements or on Section 2.17 of the Disclosure Memorandum.

Seller has also delivered a pro forma balance sheet of AFR reflecting the anticipated assets, liabilities and owner’s equity of AFR immediately after the Closing (the “AFR Balance Sheet”) attached as Exhibit E hereto.  The AFR Balance Sheet fairly presents the anticipated financial condition of AFR immediately following the Closing after giving effect to the Related Transactions and is prepared in accordance with generally accepted accounting principles, consistently applied for the most recent prior periods of AFR.

2.18

Insurance

Seller has delivered to Purchaser accurate and complete copies of all policies of insurance to which Seller is a party or under which Seller has been covered at any time during the three year period prior to the Effective Date, all of which policies and a description of same are listed in Section 2.18 of the Disclosure Memorandum.  Section 2.18 of the Disclosure Memorandum sets forth a description of all claims or loss experiences made under such policies of insurance during the three-year period prior to the Effective Date.

2.19

Disclosure

No representation, warranty or other statement made by Seller in this Agreement, the Disclosure Memorandum or any certificate or instrument executed by Seller pursuant to this Agreement, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make any of them, taken as a whole, in light of the circumstances in which it was made, not misleading in any material respect.  Seller is not aware of any fact, event or circumstance (excluding general economic or industry conditions) that has specific application to Seller, the Assets or the Business that will or could reasonably be expected to materially and adversely affect the Assets or the Business that has not been set forth in this Agreement or the Disclosure Memorandum.  Purchaser acknowledges that it has been afforded all access it has requested to the officers and management personnel of Seller and its affiliates in connection with the transactions contemplated by this Agreement.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF PURCHASER

To induce Seller to enter into this Agreement, Purchaser represents and warrants to Seller as of the date of this Agreement and as of the Closing as follows in this Article III.

3.1

Capacity

Purchaser is an individual.  Purchaser has all necessary legal capacity to enter into this Agreement and the Related Agreements, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

3.2

Binding Effect

This Agreement has been duly executed and delivered by Purchaser, and constitutes a legal, valid and binding obligation of Purchaser enforceable against it in accordance with its terms, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law governing specific performance, injunctive relief, and other equitable remedies.  At the Closing, the Related Agreements to which Purchaser is a party shall be duly executed and delivered by such party, and shall constitute legal, valid and binding obligations of such party enforceable against it in accordance with the terms of such agreement, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally and (b) rules of law governing specific performance, injunctive relief, and other equitable remedies.

3.3

No Conflicts

The execution, delivery and performance of this Agreement and the Related Agreements, to which Purchaser is a party, by Purchaser and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate, conflict with, result in any breach of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under any contract, agreement or judgment, decree, writ, order or injunction to which Purchaser is a party or by which it is bound; or (b) violate any applicable law, statute, rule, ordinance or regulation of any Governmental Body.

3.4

Consents and Approvals

The execution, delivery and performance by Purchaser of this Agreement and the Related Agreements to which it is a party do not, and will not, require any consent, approval, exemption, authorization or other action by, or filing with or notification to, any Governmental Body or any other third party, except any consents, approvals, authorizations, fillings or registrations contemplated under Section 5.1.2.

3.5

Purchaser’s Knowledge

To the extent that Purchaser has actual knowledge on or prior to the Effective Date that Seller's representations and warranties herein are inaccurate, untrue, or incorrect in any way, such representations and warranties shall be deemed modified to reflect Purchaser's knowledge.  For avoidance of doubt, it is understood that Seller shall have the burden of proof regarding whether Purchaser had actual knowledge on or prior to the Effective Date that such representation and warranty was inaccurate, untrue or incorrect. If after the Effective Date but prior to the Closing, Purchaser or any agent or employee of Purchaser obtains actual knowledge that any of Seller's representations or warranties were inaccurate, untrue, or incorrect in any way when made or have become inaccurate, untrue, or incorrect in any material aspect as if made again at the time, or if Seller takes any action with respect to the Assets or the Business that results in a material adverse effect on the value of the Assets or the Business pursuant to Section 2.14, Purchaser shall give Seller written notice thereof within ten (10) business days of obtaining such knowledge (but, in any event, prior to Closing).  In such event Seller shall have the right to a reasonable extension of the Closing (not to exceed ninety (90) days) for the purpose of curing such breach to the reasonable satisfaction of Purchaser.  If Seller is unable to cure such breach of representation or warranty, then Purchaser, as its sole remedy for any and all such untrue, inaccurate, or incorrect representations or warranties, shall elect either (a) to waive such misrepresentations or breaches of representations and warranties and consummate the transaction contemplated by this Agreement without any reduction of or credit against the Purchase Price or (b) to terminate this Agreement by written notice given to Seller, in which event this Agreement shall be terminated and thereafter neither party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement.

Purchaser realizes that profit or loss with respect to the Assets is dependent on many variables including, without limitation, management, economic conditions, and cost of operations, and Purchaser is relying on Purchaser's own abilities and financial resources, and that Purchaser is not in any way relying upon any representations or warranties by Seller or Seller’s agents as to the economic feasibility of any existing or proposed use of the Assets.

ARTICLE IV - OTHER COVENANTS AND AGREEMENTS

4.1

No-Shop

Until such time that this Agreement is terminated in compliance with the provisions of this Agreement, neither Seller nor its affiliates shall directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, or provide any nonpublic information to any persons (other than Purchaser and its affiliates) related to any business combination transaction involving Seller or the sale of the Assets or the Business other than (a) sales in the ordinary course of business, or (b) except as required to permit Seller or its affiliates to comply with legal duties and disclosure obligations imposed on such persons by applicable law (including, without limitation, orders of the bankruptcy court having jurisdiction over the bankruptcy of Seller).  Seller or its affiliates, as the case may be, shall notify Purchaser of any proposal received after the date hereof within three (3) business days of receipt of same.

4.2

Covenants to Satisfy Conditions; Further Action

Each party shall proceed with all reasonable diligence and use commercially reasonable efforts to satisfy or cause to be satisfied all of the conditions precedent to the other party's obligation to purchase or sell the Assets that are set forth in Article V, insofar as such matters are within the control of such party and to close the transaction no later than October 4, 2006.  Each of the parties hereto shall execute and deliver such documents and other papers and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.  As promptly as practicable after the date of this Agreement, each party shall make all filings required to be made by it in order to consummate the transactions contemplated herein (including all filings under the Hart-Scott-Rodino Act, if applicable, the filing fee for which shall be borne equally by Seller and Purchaser).

4.3

Other Cooperation After Closing

To the extent practicable, Seller shall cooperate with Purchaser, at the reasonable request of Purchaser, to effect an orderly and prompt transfer of title, possession and control of the Assets from Seller to Purchaser on and after the Closing.  Seller shall also cooperate with Purchaser after the date hereof in completing or filing any documents or affidavits reasonably deemed necessary by Purchaser to preserve or improve the rights of Purchaser in and to the Assets transferred pursuant to this Agreement.  Purchaser shall have the right to review and reasonably approve the substance of any order approved by a bankruptcy court that relates to or impacts the Plan of Reorganization or the transaction contemplated by this Agreement.  Purchaser may not withhold its consent to any such order unless the order would materially hinder, impede or change the transactions contemplated herein.

4.4

Seller Duties

From and after the Effective Date until the Closing, Seller shall, subject to the Plan of Reorganization and the orders of the bankruptcy court having jurisdiction over the bankruptcy of Seller:

(a)

furnish to Purchaser or its representatives such additional information regarding the Assets as Purchaser or its representatives may from time to time reasonably request;

(b)

operate the Business and the Assets in substantially the same manner as conducted prior to the Effective Date, and shall confer with Purchaser prior to implementing operations decisions of a material nature, including any action taken pursuant to Section 2.14 that may result in a material adverse impact on the value of the Assets or the Business;

(c)

comply with all applicable laws and contractual obligations applicable to the operation of the Business or ownership of the Assets;

(d)

promptly notify Purchaser in writing (within ten (10) business days of obtaining such knowledge (but, in any event, prior to Closing)) if Seller becomes aware of any fact, event or condition that causes or constitutes a breach of any of Seller’s representations and warranties made in this Agreement that were made on the Effective Date, or that would constitute a breach of any of Seller’s representation and warranties if they were made at the time of such fact, event or condition;

(e)

comply with all obligations, terms and conditions under the Lock-Up Agreement (as defined below) and promptly notify Purchaser in writing (within three (3) business days of obtaining such knowledge (but, in any event, prior to Closing)) if Seller becomes aware of any fact, event or condition that causes or constitutes a breach by any party under the Lock-Up Agreement;

(f)

use commercially reasonable efforts (other than the payment of funds, land, or other valuable resources to Collins Products LLC or any affiliate or member thereof) to obtain a recordable release of the right of first refusal and option to repurchase reserved in that certain Statutory Special Warranty Deed, dated March 30, 1998, from Collins Products LLC to U.S. Timberlands Klamath Falls, L.L.C., recorded April 1, 1998, Volume M98, Page 10565, in Klamath County, Oregon; and

(g)

promptly notify Purchaser in writing (within five (5) business days of such knowledge (but, in any event, prior to Closing)), if Seller becomes aware of or receives notice of the exercise of any mineral rights with respect to the Real Property.  Purchaser acknowledges that Seller has received notice of the exercise of certain mineral rights regarding pumice located on the Chemult property located in Klamath County.  Seller shall not enter into any binding agreements with the respect to the exercise of any mineral rights on the Real Property, including the foregoing rights with respect to pumice, without Purchaser’s prior written consent, which consent shall not be unreasonably withheld or delayed.  Seller shall provide copies of any notices or correspondence received with respect to the exercise of any mineral rights, including the foregoing rights with respect to pumice, and prior notice of any meetings (Purchaser shall have the right to attend any such meetings).  Seller's obligation under this subsection (g) does not include any obligation to protest or otherwise comment on any applications submitted to, or permits issued by, governmental agencies with respect to the exercise of any mineral rights by the owners of such mineral rights.

4.5

Books and Records

If, in order properly to prepare financial statements or documents required to be filed with a Governmental Body, it is necessary that either party hereto or any successors be furnished with information relating to the Assets, and such information is in the possession of the other party hereto, such other party agrees to use commercially reasonable efforts to furnish such information to such party, at the cost and expense of the party being furnished such information.

4.6

Regulatory and Other Authorizations; Consents

Seller and Purchaser will use commercially reasonable efforts to obtain all authorizations, consents, orders and approvals of all federal, state and local regulatory bodies and officials and other third parties that may be or become necessary for their respective execution and delivery of, and the performance of their respective obligations pursuant to, this Agreement and the Related Agreements and will cooperate fully with each other in promptly seeking to obtain all such authorizations, consents, orders and approvals.

4.7

Tax Matters

Seller shall timely pay, or caused to be paid, all Taxes arising out of the ownership of the Assets with respect to transactions occurring or periods (or portions thereof) ending on or prior to the Closing which are not the responsibility of the Purchaser pursuant to the terms of this Agreement or that have not been discharged in bankruptcy.  Such obligations shall be without regard to whether there was any breach of any representation or warranty under Article II with respect to such Tax or any disclosures that may have been made with respect to Article II.

4.8

Oregon Forest Practices Act.

Prior to the execution of this Agreement, Seller shall have provided written notice to Purchaser of any reforestation obligations imposed on the Real Property or the Leased Real Property under ORS 527.665.  From and after the Closing, Purchaser shall be responsible for complying with the Oregon Forest Practices Act (ORS 527.610 et seq.) with respect to Purchaser’s ownership and operation of the Assets, including, without limitation, any obligation to notify the State Forester prior to commencing operations on the Real Property or the Leased Real Property and any reforestation obligations with respect to the Real Property or the Leased Real Property.  Purchaser shall pay all fines or penalties imposed or arising as a result of any non-compliance with the Oregon Forest Practices Act with respect to the Assets after the Closing, except to the extent any such non-compliance arises from periods prior to the Closing.

4.9

Title Issues

Prior to the date hereof, Purchaser has received the following title commitments: (i) AmeriTitle’s Title Commitment, dated July 28, 2006, Title No. 0075785, Report No. 3 (Klamath County); (ii) AmeriTitle’s Title Commitment, dated July 13, 2006, Title No. 0075741 (Klamath County); and (iii) AmeriTitle’s Title Commitment, dated July 25, 2006, Title No. 0777639 (Jackson County) (collectively, the “Title Commitments”).  The term “Permitted Exceptions” as used hereafter means:  (a) the exceptions listed on Schedule 4.9 attached hereto; (b) the lien of real estate taxes and assessments for the current calendar year which shall be prorated to the Closing as provided in herein; (c) local, state and federal laws, ordinances and governmental regulations; and (d) all Additional Exceptions (as defined below) accepted or deemed accepted by Purchaser.  If Schedule 1.1.2 is revised pursuant to Section 1.1.2, Seller shall cause the Title Company to promptly deliver to Purchaser an additional title commitment together with complete and legible copies of all exceptions set forth therein.  If any update to any Title Commitment or any new Title Commitment (each a "Title Update") discloses additional exceptions to title (each an "Additional Exception"), Purchaser shall provide to Seller written notice of any Additional Exception to which Purchaser reasonably objects within five (5) business days of receipt of the applicable Title Update and copies of the underlying exception documents.  If Purchaser does not timely provide such notice, Purchaser shall be deemed to have approved the Title Update and all Additional Exceptions disclosed therein shall be deemed to be Permitted Exceptions.  If Purchaser timely provides such notice, Seller shall notify Purchaser within five (5) business days whether it is willing and able to eliminate, at or before Closing, the Additional Exceptions to which Purchaser has objected.  If Seller does not timely provide such notice it will be deemed to have elected not to remove any such Additional Exceptions.  If Seller elects not to remove one or more of such Additional Exceptions, Purchaser shall, within five (5) business days following receipt of Seller's notice electing not to remove an Additional Exception or deemed election thereof, provide written notice of its election whether to terminate this Agreement.  If Purchaser does not timely elect to terminate this Agreement, all Additional Exceptions Seller has not agreed to remove shall be deemed to be Permitted Exceptions.  Notwithstanding the foregoing, in no event shall Purchaser be entitled to object to (a) any exception that would not have an adverse effect on the overall value of the Assets in excess of One Million Dollars ($1,000,000), considered as a whole, (b) any exception arising out of Purchaser's entry, or the entry of any of its agents, employees, consultants, or contractors, on the Real Property or (c) any exception otherwise caused by Purchaser (all of the foregoing shall be deemed to be Permitted Exceptions).  Seller shall not cause any additional exceptions to title to be recorded against the Real Property after the date hereof without the prior written consent of Purchaser, which consent shall not be unreasonable withheld or delayed.  Notwithstanding anything to the contrary contained herein, Seller shall be obligated to remove at Closing, and at Seller's expense, any and all exceptions to title which disclose or relate to (each of which shall in no event be a Permitted Exception): (i) any matter which would be a breach of any covenant, representation or warranty herein (e.g., such as new leases or timber harvesting agreements); (ii) any mortgages, liens or deeds to secure debt; (iii) any mechanics or materialmen's liens; or (iv) any other monetary liens against Seller or the Assets other than liens for the current year's real property taxes.  Seller shall cause Title Company to issue to Purchaser at Closing a standard Owner’s Policy of title insurance issued by Title Company in the amount of the Purchase Price, dated the date of Closing, insuring Purchaser’s (or its assignee’s) title to the Real Property subject to no exceptions other than the standard printed exceptions and the Permitted Exceptions, except those standard printed exceptions that are subject to removal on the basis of the Title Company’s receipt from Seller of a standard form affidavit, provided such affidavit is in a form reasonably acceptable to Seller (the “Title Policy”).  Seller will provide such affidavits and indemnities as may be reasonably requested by the Title Company in connection with the removal of exceptions for (i) parties in possession (other than any tenants under the Leases and other parties disclosed by the Permitted Exceptions), (ii) statutory liens for labor, materials, equipment, unemployment compensation or workmen's compensation, and (iii) timber rights (other than the Timber Interests and any timber rights disclosed by the Permitted Exceptions).

4.10

Non-Solicitation Waiver

Seller hereby waives its rights under paragraph 9 of that certain letter agreement among Purchaser, Seller, and AFR dated as of October 4, 2005.

ARTICLE V - CONDITIONS PRECEDENT

5.1

Conditions Precedent to Obligations of Purchaser

The obligation of Purchaser to purchase the Assets at the Closing and to consummate the other transactions contemplated hereby shall be subject to the satisfaction of each of the following conditions, any one or more of which may be waived by Purchaser only in a written instrument executed and delivered by Purchaser, on or prior to the date set forth below or if no such date is provided, then at or prior to the Closing:

5.1.1

Representations and Warranties; Covenants

The representations and warranties of Seller contained in this Agreement, the Related Agreements and any certificate furnished hereto or thereto by Seller shall be true and correct in all material respects as of the Closing (except those set forth in Section 2.2 or that are already subject to an express materiality qualifier, in which case such representations and warranties must be true and correct in all respects), with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date (in which case those representations and warranties shall be true and correct as of such date), and all the covenants contained in this Agreement to be complied with by Seller on or before the Closing shall have been complied with in all material respects, and Purchaser shall have received a certificate of Seller to such effect signed by an executive officer of Seller.

5.1.2

Consents and Approvals

Purchaser shall have received evidence reasonably satisfactory to it that all consents, approvals, and authorizations or declarations, filings or registrations with, all Governmental Bodies, including approvals under the Hart-Scott-Rodino Act if required, and third parties required for the consummation of the transactions contemplated by this Agreement and the Related Agreements either (a) have been obtained or made on terms satisfactory to Purchaser and are in full force and effect or (b) are not required by virtue of the Bankruptcy.  In addition, the originals of all the consents, approvals, and authorizations referenced in this Section 5.1.2 shall have been delivered to Purchaser.

5.1.3

Additional Documents

Seller shall have caused the documents and instruments required by Section 1.5.2 and such other documents as Seller may reasonably request for the purpose of evidencing the satisfaction of any condition referred to in this Section 5.1 to be delivered to Purchaser.

5.1.4

No Adverse Changes

Without limiting the provisions of Section 3.5, from the date of this Agreement to the Closing, there shall not have been any material adverse change to the Assets (considered as a whole).

5.1.5

Bankruptcy Court Approval

The bankruptcy court having jurisdiction over the Bankruptcy shall have approved this Agreement, the Related Agreements, the Plan of Reorganization and the transaction contemplated herein and therein, all in form and substance reasonably satisfactory to Purchaser.

5.1.6

No Injunction or Litigation

As of the Closing, there shall not be any claim or judgment of any nature or type threatened, pending or made by or before any Governmental Body that questions or challenges the lawfulness of the transactions contemplated by this Agreement or the Related Agreements under any law or regulation or seeks to delay, restrain or prevent such transactions.

5.1.7

Related Transactions

The transactions contemplated in the AFR Agreement and the TRS Agreement (collectively, the “Related Transactions”) shall be prepared to, and shall, close contemporaneously with this Agreement.

5.1.8

Title Policy

Title Company shall be ready, willing and able to issue the Title Policy provided Purchaser has fulfilled its obligations with respect thereto.

5.2

Conditions Precedent to Obligations of Seller

The obligation of Seller to sell the Assets to Purchaser at the Closing and to consummate the other transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any one or more of which may be waived only in a written instrument executed and delivered by Seller:

5.2.1

Representations and Warranties; Covenants

The representations and warranties of Purchaser contained in this Agreement, the Related Agreements to which Purchaser is a party and any certificate furnished hereto or thereto by Purchaser shall be true and correct in all material respects as of the Closing (except those set forth in Section 3.2 or that are already subject to an express materiality qualifier, in which case such representations and warranties must be true and correct in all respects), with the same force and effect as if made as of the Closing, other than such representations and warranties as are made as of another date (in which case those representations and warranties shall be true and correct as of such date), and all the covenants contained in this Agreement to be complied with by Purchaser on or before the Closing shall have been complied with in all material respects, and Seller shall have received a certificate of Purchaser to such effect.

5.2.2

Additional Documents

Purchaser shall have caused (a) the documents and instruments required by Section 1.5.3 and such other documents as Seller may reasonably request for the purpose of evidencing the satisfaction of any condition referred to in this Section 5.2 and (b) the Purchase Price to be delivered (or tendered subject only to Closing) to Seller.

5.2.3

No Injunction or Litigation

As of the Closing, there shall not be any claim or judgment of any nature or type threatened, pending or made by or before any Governmental Body that questions or challenges the lawfulness of the transactions contemplated by this Agreement or the Related Agreements under any law or regulation or seeks to delay, restrain or prevent such transactions.

5.2.4

Bankruptcy Court Approval

The bankruptcy court having jurisdiction over the bankruptcy of Seller shall have approved this Agreement, the Related Agreements, the Plan of Reorganization and the transaction contemplated herein and therein.

5.2.5

Governmental Approvals

Seller shall have received evidence reasonably satisfactory to it that all consents, approvals, and authorizations or declarations, filings or registrations with, all Governmental Bodies, including approvals under the Hart-Scott-Rodino Act if required, required for the consummation of the transactions contemplated by this Agreement and the Related Agreements either (a) have been obtained or made on terms satisfactory to Seller and are in full force and effect or (b) are not required by virtue of the Bankruptcy.

5.2.6

Related Transactions

The Related Transactions shall be prepared to, and shall, close contemporaneously with this Agreement.

ARTICLE VI – TAXES; EXPENSES; APPORTIONMENT

6.1

Transfer Taxes; Expenses; Pro-ration

6.1.1

Transfer Taxes

Seller shall be responsible for the payment of all transfer, documentary and any similar Taxes arising out of the transactions contemplated by this Agreement.

6.1.2

Expenses

Seller will pay for one-half of all escrow fees and costs, all recording charges associated with removing the Encumbrances.  Purchaser shall pay one-half of all escrow fees and costs, all the cost of any title insurance policies and any special endorsements thereto desired by Purchaser, and all recording costs associated with any financing obtained by Purchaser and the transfer of title of the Assets to Purchaser.  Whether or not the transactions contemplated by this Agreement are consummated, each party shall pay its own fees, costs and expenses incident to the negotiation, preparation and carrying out of this Agreement and the other agreements and documents contemplated hereby.

6.1.3

Pro-ration

Any and all real property taxes, personal property taxes, assessments, lease rentals, fuel, and other charges applicable to the Assets will be pro-rated to the Closing, and such taxes and other charges shall be allocated between the parties by adjustment at or after the Closing, as the parties may agree.  All such taxes shall be allocated on the basis of the fiscal year of the tax jurisdiction in question.  Notwithstanding anything to the contrary in this Agreement, Purchaser shall be responsible for the payment of any deferred or additional property taxes arising out of any change in use of the Real Property or the Leased Real Property or the disqualification of the Real Property or the Leased Real Property from any tax deferral or abatement program.

ARTICLE VII – INDEMNITY

7.1

Survival

Each covenant or agreement in this Agreement shall survive the Closing without limitation as to time until fully performed in accordance with its terms.  Each representation and warranty in this Agreement, and Purchaser’s right to seek indemnity for any breach of same, shall survive the Closing for a period of fifteen (15) months, except: (a) as to matters as to which an Indemnified Party has made a good faith claim for indemnity or given a good faith Notice of Claim on or prior to fifteen (15) months after the Closing, which matters shall survive the expiration of such period until such claim is finally resolved and any obligations with respect thereto are fully satisfied; and (b) with respect to (i) any misrepresentation or breach of warranty under Section 2.2 (Authorization, Binding Effect), Section 2.6 (Taxes), Section 2.11 (Applicable Laws) and Section 2.12 (Environmental and Safety Matters), and Section 3.2 (Binding Effect) (collectively, the “Surviving Representations and Warranties”); or (ii) any intentional misrepresentation, fraud or criminal matters, all of which shall survive so long as the statute of limitations applicable to the matters set forth therein shall provide (giving effect to any waiver or extension thereof).

7.2

Seller Indemnification Obligation

Subject to the limitations contained herein, the Seller hereby agrees to indemnify, defend and hold the Purchaser and, if Purchaser assigns its rights hereunder to a transferee, then such transferee and its officers, agents, employees and representatives as an Indemnified Party (the “Purchaser Indemnified Parties”) harmless from and against:

(a)

any and all damage, loss, liability, cost, or expense to the extent Purchaser cannot otherwise reasonably recover such amounts from a third-party including, without limitation, pursuant to any insurance policy (including, without limitation, expenses of investigation and attorneys’ fees and expenses in connection with any action, suit or proceeding) (collectively, “Losses”) incurred or suffered by any of them arising out of, relating to or based upon any breach of any of the representations or warranties of the Seller contained in Article II of this Agreement.  Seller’s indemnity obligations hereunder shall specifically not extend to any consequential, punitive, or exemplary damages that Purchaser might incur;

(b)

any and all Losses incurred by any of them arising out of, relating to or based upon any failure to perform, or other breach of, any of the covenants or agreements of the Seller contained in this Agreement; and

(c)

any and all Losses arising from the termination by Seller of its employees, if any.

(d)

Any all Losses arising from the Gyppo Logging Inc. matter described in Section 2.5(v) of the Disclosure Memorandum (the "GLI Matter").

7.3

Purchaser Indemnification Obligation

Subject to the limitations contained herein, the Purchaser hereby agrees to indemnify, defend and hold the Seller and its officers, agents, employees and representatives as an Indemnified Party (the “Seller Indemnified Parties”) harmless from and against:

(a)

any and all Losses incurred or suffered by any of them arising out of, relating to or based upon any breach of any of the representations or warranties of the Purchaser contained in Article III of this Agreement; and

(b)

any and all Losses incurred by any of them arising out of, relating to or based upon any failure to perform, or other breach of, any of the covenants or agreements of the Purchaser contained in this Agreement.

7.4

Additional Indemnification Provisions

7.4.1

Threshold Basket

No Indemnified Party shall assert, and no Indemnifying Party shall have any liability for, any claims for indemnification pursuant to this Article VII unless and until the total aggregate cumulative Losses incurred by it exceed Seven Hundred and Fifty Thousand Dollars ($750,000.00) in which case the Indemnifying Party shall only be liable to the extent Losses exceed Five Hundred Thousand Dollars ($500,000).

7.4.2

Maximum Indemnity Liability

Except as set forth in Section 7.4.3 below, the Seller’s aggregate maximum liability for money damages for any matters relating to this Agreement shall be limited to the amount of the Purchase Price.  Except as set forth in Section 7.4.3 below, the Purchaser’s aggregate maximum liability for money damages for any matters relating to this Agreement shall be limited to the amount of the Purchase Price.

7.4.3

Exceptions

None of the limitations or other provisions set forth in Sections 7.4.1 and 7.4.2 shall apply in the case of any Losses or other indemnification matter based upon, arising out of, or relating to (i) intentional misrepresentation, fraud or criminal matters, (ii) the Surviving Representations and Warranties, and/or (iii) the GLI Matter.

7.4.4

AFR Guarantee

AFR hereby covenants, for good and valuable consideration, the receipt and sufficiency of which AFR hereby acknowledges that, provided the transaction contemplated herein closes, it shall guarantee in all respects the performance by Seller of its indemnity obligations hereunder.  AFR covenants that such guaranty is independent and direct and in no event shall any release of Seller or any other party from its obligations hereunder or under the Related Transaction arising from any bankruptcy filing, the approval of the Plan of Reorganization or other event constitute a waiver or release of AFR’s independent obligation to make whole Purchaser for Losses suffered by it hereunder that are otherwise subject to indemnity under this Article VII.  Purchaser hereby acknowledges that, at closing of the transaction contemplated in the AFR Agreement, AFR intends to assign all of AFR’s remaining assets to an as-yet unnamed affiliate.  Purchaser consents to such assignment provided: (i) the affiliate delivers a written agreement to Purchaser, in a form reasonably acceptable to Purchaser, expressly assuming all of the obligations of AFR under this Section 7.4.4; (ii) all of the assets of AFR are conveyed, transferred assigned to the affiliate; (iii) Purchaser approves the post-closing pro-forma balance sheet of the assignee, which approval shall not be unreasonably withheld; (iv) the post-closing pro-forma balance sheet of the assignee is the same as the AFR Balance Sheet attached as Exhibit E hereto; and (v) the assignee makes the representation contained in Section 2.17 hereof to Purchaser.

Until the later of (a) fifteen (15) months after Closing and (b) the final non-appealable resolution and/or settlement of any good faith claim or claims for indemnity made on or prior to fifteen (15) months after Closing by an Indemnified Party (the “Financial Compliance Period”), AFR or the affiliate shall at all times maintain a Net Worth of not less than $15,300,000 (the “Financial Covenant”).  “Net Worth” means the total fair market value of all assets of AFR or the affiliate less all outstanding debts and liabilities of AFR or the affiliate, each as reasonably determined by Seller and Purchaser and in accordance with GAAP.  During the Financial Compliance Period, AFR or the affiliate, as applicable, shall deliver to Purchaser (i) at the end of each calendar quarter, a certified statement that AFR or the affiliate are in full compliance with the Financial Covenant, including reasonable detail regarding all assets and all outstanding debts and liabilities; (ii) annual and quarterly financial statements, prepared in accordance with GAAP, certified by AFR or the affiliate as true, correct and complete in all material respects and (iii) such other additional financial information as reasonably requested by Purchaser from time to time to show compliance with the Financial Covenant.

7.4.5

Special Loss Limitation

Seller’s indemnity obligation with respect to claims arising from a breach of the representation and warranty in the first sentence of Section 2.6 (Taxes) above shall be limited in the following respect: if, based on any written document prepared by Purchaser, or at Purchaser's request, at or prior to the Closing, Purchaser has definitive intent to change the use of a portion of the Real Property in a manner that such Real Property would be subject to the imposition of deferred or additional property taxes in light of such change of use, then Seller’s indemnity obligation for Losses arising from its breach of the representation and warranty in the first sentence of Section 2.6 shall be reduced by and to the extent that Purchaser would have suffered such imposition in any event in light of the nature and timing of Purchaser’s definitive intent to change such use.

ARTICLE VIII – GENERAL

8.1

Default; Termination

8.1.1

Default by Seller

If the transaction contemplated herein does not occur by reason of any default by the Seller, the Purchaser shall have the right to pursue any remedy available to it at law or equity, including the specific performance of this Agreement.  Notwithstanding the foregoing, should Seller default in any of its obligations prior to the termination of this Agreement, Purchaser shall notify Seller of such default and allow Seller to cure such default within five (5) days of such notice.

8.1.2

Default by the Purchaser

If the transaction contemplated herein does not occur by reason of any default by Purchaser, Seller shall have the right to pursue any remedy available to it at law or equity, including the specific performance of this Agreement.  Notwithstanding the foregoing, should Purchaser default in any of its obligations prior to the termination of this Agreement, Seller shall notify Purchaser of such default and allow Purchaser to cure such default within five (5) days of such notice.

8.1.3

Termination

This Agreement shall terminate, and all obligations of the Seller and Purchaser hereunder shall terminate (except those obligations set forth in Section 6.1.2 and this Article VIII), upon the occurrence of any of the following events:

(a)

By Purchaser as contemplated in Section 3.5;

(b)

By written agreement of both Seller and Purchaser;

(c)

By either Seller or Purchaser if the Support and Lock-Up Agreement, that will be executed and delivered on or about August 18, 2006 ("the "Lock-Up Agreement"), among Seller, AFR, State Street Bank & Trust Company, as indenture trustee for holders of the Seller's 9-5/8% Senior Notes due 2007, and the holders of the Notes executing the Lock-Up Agreement terminates;

(d)

By either Seller or Purchaser if the Closing has not occurred by January 31, 2007;

(e)

By either Seller or Purchaser if the bankruptcy court having jurisdiction over the bankruptcy of Seller disapproves this Agreement or the transactions contemplated herein; or

(f)

By either Seller or Purchaser if IFG has not filed bankruptcy on or before August 30, 2006.

8.2

Modification and Waiver

This Agreement may not be amended or modified in any manner, except by an instrument in writing signed by each of the parties hereto.  The failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, or in any way affect the right of such party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be deemed to be a waiver of any other or subsequent breach.

8.3

Construction

The headings preceding the text of sections of this Agreement are for convenience only and shall not be deemed parts thereof.  All Exhibits and Schedules to this Agreement are hereby incorporated in and made a part of this Agreement.  Any capitalized term in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.  The term "including" means including, without limitation.

8.4

Severability

If any court determines that any part or provision of this Agreement is invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and shall be given full force and effect and remain binding upon the parties.  Furthermore the court shall have the power to replace the invalid or unenforceable part or provision with a provision that accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner.  Such replacement shall apply only with respect to the particular jurisdiction in which the adjudication is made.

8.5

Applicable Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon, as applied to contracts executed and to be fully performed in such state and the venue for any court proceeding shall be in Klamath County, Oregon.

8.6

Parties in Interest; Assignment

All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, whether herein so expressed or not, but this Agreement shall not be assigned by either party hereto in whole or in part without the prior written consent of each other party hereto, and no such permitted assignment shall be deemed a release of the assignor without the written consent of each other party hereto; provided, however, that Purchaser may assign all or part of its right, title and interest in, to and under this Agreement and the documents, agreements and supporting papers delivered in connection herewith to any affiliate of Purchaser that is to purchase the Assets or succeeds to the ownership of the Assets or to any lender to Purchaser, provided that Purchaser shall remain liable for its obligations hereunder despite such assignment.  It shall be a condition on the effectiveness of any assignment of this Agreement by Purchaser to any entity that such entity shall, in addition to re-making to Seller the representations and warranties under Article III, represent and warrant to Seller that (a) the assignee is an entity duly organized, validly existing and in good standing under the laws of the state where it was formed, (b) the assignee has all requisite power and authority to own, operate and lease its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted, (c) the assignee has the power and authority to enter into and carry out its obligations under this Agreement and the Related Agreements to which it is a party, and (d) the execution and delivery of this Agreement and the Related Agreements to which such assignee is a party, the performance of its obligations hereunder and thereunder and the consummation by assignee of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of assignee.

8.7

No Third-Party Beneficiaries

This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.8

Notices

All notices or other communications required or permitted under this Agreement will be in writing and will be (a) personally delivered (including by means of professional messenger service), which notices and communications will be deemed received on receipt at the office of the addressee; (b) sent by registered or certified mail, postage prepaid, return receipt requested, which notices will be deemed received on the date of receipt or rejection set forth on the return receipt; (c) sent by overnight delivery using a nationally recognized overnight courier service, which notices and communications will be deemed received one business day after deposit with such courier; or (d) sent by telefax, which notices and communications will be deemed received on the delivering party’s receipt of a transmission confirmation.

To Seller or to AFR:

Inland Fiber Group, LLC

c/o Timber Resource Services, LLC

660 Madison Ave., Suite 1400
New York, New York  10021
Attn:  Thomas C. Ludlow

Fax: (212) 758-4009

with a copy to:

Perkins Coie LLP
1201 Third Ave., 40th Floor
Seattle, WA 98101
Attention:  Patrick W. Ryan
Fax: (206) 359-9662

To Purchaser:

c/o Richard L. Wendt

Attn: Sam Porter

3250 Lakeport Blvd.

Klamath Falls, OR 97601

with a copy to:

Foster Pepper PLLC

1111 Third Avenue, Suite 3400

Seattle, WA 98101

Attn: Robert Kunold, Jr.

Fax: (206) 749-1984

8.9

Entire Understanding

The terms set forth in this Agreement are intended by the parties as a final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms.

8.10

Counterparts

This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.11

Time is of the Essence

Time is of the essence with respect to all of the terms and conditions of this Agreement.

8.12

Broker Commissions

Seller and Purchaser each hereby represents and warrants to the other that it has not discussed or had any communications concerning the Assets with any real estate agent or broker pertaining to this transaction, and that no commissions or broker’s fees are owed on this transaction.  Should any claim for a commission or finder’s fee be asserted by any third party as a result of the act or omission of either party, then the party alleged to have agreed to pay such commission or fee shall be solely responsible therefore, and shall indemnify, defend, and hold the other party harmless from any and all loss, damage, liability, cost, or expense, including, without limitation, attorneys’ fees, suffered or incurred by it arising out of or relating to any claim for real estate commission or fee made by any such real estate agent or broker.

8.13

Confidentiality

Seller shall keep all information obtained from or about Purchaser or the transaction contemplated by this Agreement strictly confidential and will not disclose any such information to any other person or entity without first obtaining the prior written consent of Purchaser; provided, however, that Seller may (i) make such disclosures as required by law (including, without limitation, orders of the bankruptcy court having jurisdiction over the bankruptcy of Seller), (ii) make disclosures to Seller's agents, employees, attorneys, accountants and other consultants as reasonably necessary to consummate the transactions contemplated by this Agreement, and (iii) disclose any and all information already in the public domain.  Purchaser shall keep all information obtained from or about Seller, the transaction contemplated by this Agreement, or the Assets strictly confidential and will not disclose any such information to any other person or entity without first obtaining the prior written consent of Seller; provided, however, that Purchaser may (i) make such disclosures as required by law, (ii) make disclosures to Purchaser's agents, employees, attorneys, accountants and other consultants as reasonably necessary to conduct its due diligence review and to consummate the transactions contemplated by this Agreement, and (iii) may disclose any and all information already in the public domain.

8.14

Further Assurances

In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Seller at Closing, Seller agrees to perform, execute and deliver, on or after the Closing any further deeds, documents, agreements, assignments, deliveries and assurances as may be necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment to Purchaser of all of the Assets, including, without limitation, all real property and timber rights owned by Seller in the State of Oregon, which obligation shall survive Closing.

THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES.  THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930 IN ALL ZONES.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 197.352. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES, THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 197.352.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

Seller:	Purchaser:
INLAND FIBER GROUP, LLC, a Delaware limited liability company	RICHARD L. WENDT

By: _____________________	By: _____________________
Name: _____________________	Name: _____________________
Its: _____________________	Its: _____________________

AFR is also a signatory to this Agreement but only to evidence its agreement to its obligations under Section 2.15 and Article VII above.

American Forest Resources, LLC, a Delaware limited liability company

By: __________________________

Name: ________________________

Its: __________________________

EXHIBIT A

Bill of Sale

This Bill of Sale (this "Agreement") is made and entered into as of ______ __ 2006, by and between INLAND FIBER GROUP, LLC, a Delaware limited liability company ("Seller"), and RICHARD L. WENDT (the "Purchaser").

RECITALS

A.

Seller and Purchaser are parties to that certain Asset Purchase Agreement dated as of August 14, 2006, (the "Purchase Agreement"), pursuant to which Purchaser has purchased all of the assets of Seller relating to the Business; and

B.

This Agreement is contemplated by Section 1.5 of the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.

Capitalized Terms.

Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

2.

Sale and Transfer of Assets.

Seller hereby sells, transfers, assigns, conveys, grants and delivers to Purchaser, all of Seller's right, title and interest in and to all of the Assets (other than the Leases, the Contracts, the Real Property, the Permits and the Timber Interests) free and clear of all Encumbrances.

3.

Precedence of Other Agreements.

Notwithstanding the provisions this Agreement, if there is any conflict, inconsistency or overlap between such provisions and similar provisions of the Purchase Agreement, such provisions of the Purchase Agreement shall take precedence over such provisions of this Agreement.

4.

Attorneys' Fees.

In the event of any litigation between Seller and Purchaser arising out of the obligations of Seller or Purchaser under this Agreement, the non-prevailing party shall pay the prevailing party's costs and expenses of such litigation, including without limitation reasonable attorneys' fees (whether incurred at trial, on appeal, in any bankruptcy or arbitration proceeding, or otherwise).

5.

Binding Agreement.

This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, as well as their respective heirs, executors, administrators, successors in interest and assigns.

6.

Governing Law.

This Assignment shall be governed, construed and enforced in accordance with the laws of the State of Oregon.

7.

Multiple Counterparts.

This Assignment may be executed in multiple counterparts, each of which shall be deemed an original.

EXCEPT AS EXPRESSLY PROVIDED IN THE PURCHASE AGREEMENT, SELLER IS TRANSFERRING THE ASSETS TO BUYER "AS-IS," "WHERE-IS" AND "WITH ALL FAULTS," AND SELLER SHALL NOT BE DEEMED TO HAVE MADE OR GIVEN, AND SELLER HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY AS TO VALUE, QUALITY, DURABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FITNESS OR SUITABILITY OF THE ASSETS CONVEYED HEREBY OR ANY PART OR COMPONENT THEREOF FOR ANY PARTICULAR USE OR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ASSETS OR ANY PART OF COMPONENT THEREOF.

The parties have executed this Bill of Sale as of the date first above written.

INLAND FIBER GROUP, LLC, a Delaware limited liability company	RICHARD L. WENDT

By: _____________________	By: _____________________
Name: _____________________	Name: _____________________
Its: _____________________	Its: _____________________

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is dated as of this ____ day of ______________, 2006 (the "Effective Date"), by and between INLAND FIBER GROUP, LLC, a Delaware limited liability company (hereinafter referred to as "Assignor"), and RICHARD L. WENDT (hereinafter referred to as "Assignee");

WITNESSETH:

WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement dated as of August 14, 2006 (the "Purchase Agreement"), pursuant to which Assignee has purchased all of the assets of Assignor relating to the Business;

WHEREAS, This Assignment is contemplated by Section 1.5 of the Purchase Agreement;

WHEREAS, Assignor is party to those certain leases described in Exhibit A attached hereto and incorporated herein by this reference (the "Leases"), is party to those certain contracts described in Exhibit B attached hereto and incorporated herein by this reference (the "Contracts"), is the holder of those certain governmental approvals, authorizations, consents, licenses, orders, registrations and permits of governmental bodies described on Exhibit C attached hereto and incorporated herein by this reference (the "Permits"), and is party to those certain agreements regarding the ownership of timber described in Exhibit D attached hereto and incorporated herein by this reference (the "Timber Interests").  The Leases, Contracts, Permits, and Timber Interests are sometimes referred to herein collectively as the “Agreements”.

WHEREAS, Assignor desires to assign its interest in the Agreements to Assignee, and Assignee desires to accept the assignment thereof;

WHEREAS, Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1.

Assignment.  Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Agreements

2.

Indemnification by Assignor.  Assignor agrees to indemnify, defend and hold Assignee wholly harmless from and against any and all claims, costs, liability, damage or expenses, including without limitation reasonable attorneys' fees, arising out of or in connection with the Agreements and arising from events that occurred on or before the Effective Date, except to the extent caused by the grossly negligent or intentional acts or omissions of Assignee.

3.

Assumption of Obligations; Indemnification by Assignee.  Assignee hereby accepts the foregoing assignment and assumes all of Assignor's obligations under the Agreements first arising or accruing after the Effective Date and agrees to indemnify, defend and hold Assignor wholly harmless from any and all claims, costs, liability, damage or expenses, including without limitation reasonable attorneys' fees, arising out of or in connection with the Agreements and arising from events that occurred after the Effective Date, except to the extent caused by the grossly negligent or intentional acts or omissions of Assignor.

4.

Precedence of Other Agreements.  Notwithstanding the provisions of Sections 2 and 3, if there is any conflict, inconsistency or overlap between such provisions and similar provisions of the Purchase Agreement, such provisions of the Purchase Agreement shall take precedence over such provisions of this Assignment.

5.

Attorneys' Fees.  In the event of any litigation between Assignor and Assignee arising out of the obligations of Assignor or Assignee under this Assignment, the non-prevailing party shall pay the prevailing party's costs and expenses of such litigation, including without limitation reasonable attorneys' fees (whether incurred at trial, on appeal, in any bankruptcy or arbitration proceeding, or otherwise).

6.

Binding Agreement.  This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, as well as their respective heirs, executors, administrators, successors in interest and assigns.

7.

Governing Law.  This Assignment shall be governed, construed and enforced in accordance with the laws of the State of Oregon.

8.

Multiple Counterparts.  This Assignment may be executed in multiple counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:	ASSIGNEE:
INLAND FIBER GROUP, LLC, a Delaware limited liability company	RICHARD L. WENDT

By: _____________________	By: _____________________
Name: _____________________	Name: _____________________
Its: _____________________	Its: _____________________

2

EXHIBIT C-1

Timber Warranty Deed

After recording return to:

Foster Pepper PLLC

1111 Third Avenue, Suite 3400

Seattle, WA 98101

Attn: Robert Kunold, Jr.

GRANTOR:
Inland Fiber Group, LLC
c/o Timber Resource Services, LLC
660 Madison Ave., Suite 1400
New York, New York  10021
Attn:  Thomas C. Ludlow

GRANTEE:
Richard L. Wendt
c/o JELD-WEN, Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

This space reserved for recorder's use.

Until a change is requested, all tax statements shall be sent to Grantee at the following address:

Richard L. Wendt
c/o JELD-WEN, Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

TIMBER DEED

INLAND FIBER GROUP, LLC, a Delaware limited liability company ("Grantor"), conveys and warrants to RICHARD L. WENDT ("Grantee") Grantor's interest in all timber now standing, growing, lying or being on the land situated in __________ County, Oregon, and more particularly described on Exhibit A attached hereto and by this reference incorporated herein.

The true and actual consideration for this transfer in terms of dollars is $______________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 197.352.  THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930 AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 197.352.

DATED:  _________________

GRANTOR

INLAND FIBER GROUP, LLC, a Delaware limited liability company

By:  ________________________

Name:  ________________________

Its:  ________________________

STATE OF OREGON

)

) ss.

COUNTY OF

)

The foregoing instrument was acknowledged before me this __ day of
_______________, 20__ by ____________________, as ___________of INLAND FIBER GROUP, LLC, a Delaware limited liability company, on behalf of said company.

____________________________

Notary Public for Oregon

My commission expires: _____________

2

EXHIBIT A

Legal Description

EXHIBIT C-2

Timber Quitclaim

After recording return to:

Foster Pepper PLLC

1111 Third Avenue, Suite 3400

Seattle, WA 98101

Attn: Robert Kunold, Jr.

GRANTOR:
Inland Fiber Group, LLC
c/o Timber Resource Services, LLC
660 Madison Ave., Suite 1400
New York, New York  10021
Attn:  Thomas C. Ludlow

GRANTEE:
Richard L. Wendt
c/o JELD-WEN,Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

This space reserved for recorder's use.

Until a change is requested, all tax statements shall be sent to Grantee at the following address:

Richard L. Wendt
c/o JELD-WEN, Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

TIMBER QUITCLAIM

INLAND FIBER GROUP, LLC, a Delaware limited liability company ("Grantor"), releases and quitclaims to RICHARD L. WENDT ("Grantee") all of Grantor's interest in all timber now standing, growing, lying or being on the land situated in __________ County, Oregon, and more particularly described on Exhibit A attached hereto and by this reference incorporated herein.

The true and actual consideration for this transfer in terms of dollars is $______________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 197.352.  THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930 AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 197.352.

DATED:

GRANTOR

INLAND FIBER GROUP, LLC, a Delaware limited liability company

By:  ________________________

Name:  ________________________

Its:  ________________________

STATE OF OREGON

)

) ss.

COUNTY OF

)

The foregoing instrument was acknowledged before me this __ day of
_______________, 20__ by ____________________, as ___________of INLAND FIBER GROUP, LLC, a Delaware limited liability company, on behalf of said company.

____________________________

Notary Public for Oregon

My commission expires: _____________

2

EXHIBIT A

Legal Description

EXHIBIT D

Statutory Warranty Deed

After recording return to:

Foster Pepper PLLC

1111 Third Avenue, Suite 3400

Seattle, WA 98101

Attn: Robert Kunold, Jr.

GRANTOR:
Inland Fiber Group, LLC
c/o Timber Resource Services, LLC
660 Madison Ave., Suite 1400
New York, New York  10021
Attn:  Thomas C. Ludlow

GRANTEE:
Richard L. Wendt
c/o JELD-WEN, Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

This space reserved for recorder's use.

Until a change is requested, all tax statements shall be sent to Grantee at the following address:

Richard L. Wendt
c/o JELD-WEN, Inc.
Attn: Sam Porter
3250 Lakeport Blvd.
Klamath Falls, OR 97601

STATUTORY WARRANTY DEED

INLAND FIBER GROUP, LLC, a Delaware limited liability company ("Grantor"), conveys and warrants to RICHARD L. WENDT ("Grantee"), the real property in __________ County, Oregon, more particularly described on Exhibit A attached hereto and by this reference incorporated herein, free of encumbrances except as specifically set forth on attached Exhibit B, together with all of Grantor's right, title and interest, if any, in and to all singular rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in any matter appertaining thereto, including any and all mineral rights, development rights, water rights and the like.

The true and actual consideration for this transfer in terms of dollars is $______________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 197.352.  THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930 AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 197.352.

DATED:

GRANTOR

INLAND FIBER GROUP, LLC, a Delaware limited liability company

By:  ________________________

Name:  ________________________

Its:  ________________________

STATE OF OREGON

)

) ss.

COUNTY OF

)

The foregoing instrument was acknowledged before me this __ day of
_______________, 20__ by ____________________, as ___________of INLAND FIBER GROUP, LLC, a Delaware limited liability company, on behalf of said company.

____________________________

Notary Public for Oregon

My commission expires: _____________

2

EXHIBIT A

Legal Description

EXHIBIT B

Permitted Encumbrances

EXHIBIT E

AFR Balance Sheet

AFR, LLC or
AFR Acquisition, LLC (to be created)
Pro Forma Balance Sheet
As of expected closing 10/04/06

Assets
Timber and Timberland (at purchase cost)	$ 108,000,000.00

TOTAL ASSETS:	$ 108,000,000.00

Liabilities
Bank Loan	$ 50,000,000.00

TOTAL LIABILITIES	$ 50,000,000.00

Member Equity	$ 58,000,000.00

TOTAL LIABILITIES AND MEMBER EQUITY	$ 108,000,000.00